AFL-CIO

HOUSING INVESTMENT TRUST

PROSPECTUS

The investment objective of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (“HIT”) is to generate competitive risk-adjusted total rates of return for its participants by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is April 27, 2012.

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HIT’S OBJECTIVES

The investment objective of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (“HIT”) is to generate competitive risk-adjusted total rates of return for its investors (“Participants”) by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations (collectively, “Mortgage Securities”). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT focuses its investments in multifamily Mortgage Securities (including those that directly or indirectly finance new construction or rehabilitation of multifamily housing projects and healthcare facilities) and in Mortgage Securities backed by multifamily or single family loans. All on-site construction work financed through the HIT’s investments is required to be performed by 100% union labor.

EXPENSES OF THE HIT

This table describes the expenses that you may pay if you buy and hold units of beneficial interest in the HIT (“Units”). The HIT does not assess any sales charges (loads), redemption fees, exchange fees or any other account fees.

ANNUAL HIT OPERATING EXPENSES

(expenses that you pay each year as a percentage

of the value of your investment)

Management Fees	0.00%
Distribution (12b-1) Fees	0.01%
Other Expenses	0.43%
Total Annual HIT Operating Expenses	0.44%

Example

This example is intended to help you compare the cost of investing in the HIT with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the HIT for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the HIT’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 45	$ 141	$ 246	$ 555

Portfolio Turnover

The HIT generally conducts securities transactions on a principal-to-principal basis and does not pay commissions for trades. The HIT may incur transaction costs when it buys and sells certain securities (or “turns over” parts of its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year, the HIT’s portfolio turnover rate was 33.9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The HIT’s principal investment strategy is to construct and manage a portfolio that is composed primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations (collectively, “Mortgage Securities”) with higher yield, higher credit quality and similar interest rate risk versus the securities in the Barclays Capital Aggregate Bond Index (the “Barclays Aggregate”). As such, the HIT pursues a fundamental policy to concentrate in fixed-income securities in the mortgage and mortgage finance sector of the real estate industry. The HIT holds government and agency issued, guaranteed or insured multifamily mortgage-backed securities (“MBS”) that have call (or prepayment) protection, in place of holding corporate debt, some U.S. Treasury securities and some government-sponsored entity debt in the Barclays Aggregate. Since government/agency multifamily MBS offer higher yields than comparable securities with similar credit and interest rate risk, the HIT is able to offer superior risk-adjusted returns compared to the Barclays Aggregate. All securities in which the HIT invests must meet certain requirements described in detail in the Statement of Additional Information. Some types of these securities must meet certain standards of nationally recognized statistical rating organizations among other indicia of creditworthiness. The staff monitors the HIT’s investments compared with those in the Barclays Aggregate and may adjust allocations by purchasing or selling securities. When deciding whether to buy or sell a specific security the staff compares the security to other similar securities and considers factors such as price, yield, duration and convexity (measures of interest rate sensitivity), servicer, geographic location, call or prepayment protection, as well as liquidity. The HIT may purchase Mortgage Securities by way of forward commitments. The HIT does not invest in Mortgage Securities that contain subprime loans.

The HIT uses a variety of strategies to maintain a risk profile comparable to its benchmark index. These strategies include, but are not limited to, managing the duration of the HIT portfolio within a range comparable to the Barclays Aggregate, and managing prepayment risk by negotiating prepayment restrictions for Mortgage Securities backed by multifamily housing or healthcare facility projects. The HIT seeks to minimize the risk of credit and default losses by purchasing securities that are guaranteed, insured or otherwise credit-enhanced.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the HIT will meet its investment objective. The value of the HIT’s investments and the resulting value of the Units may go up or down and Participants’ holdings in the HIT could gain or lose value. As with any investment, you may lose money by investing in the HIT. The HIT’s other principal risks are those of investing in fixed-income securities, which include the following types of risks:

General Risk: The value of securities held by the HIT may fall, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates or adverse investor sentiment. Increased uncertainty about and weakness in global economic and financial systems, together with perceptions of political ineffectiveness in the U.S. and Europe, could negatively affect market conditions and, in turn, the value and liquidity of some securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets and the practical implications for market participants may not be fully known for some time.

Interest Rate Risk: As with any fixed-income investment, the market value of the HIT’s investments will generally fall below the principal amount of those investments at times when market interest rates rise above the interest rates on such investments. Rising interest rates may also reduce prepayment rates, causing the average life of certain securities of the HIT to increase, which could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk: Generally, the market value of the HIT’s investments will rise at times when market interest rates fall below the interest rates on these investments. However, at such times, some borrowers may prepay the mortgage loans backing certain HIT securities more quickly than might otherwise be the case. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates than those which were prepaid. When market interest rates rise above the interest rates of the HIT’s investments, the prepayment rate of the mortgage loans backing certain HIT securities may decrease, causing the average maturity of the HIT’s investments to lengthen and making these investments more sensitive to interest rate changes. This could, in turn, further reduce the value of the HIT’s portfolio and make the HIT’s Unit price more volatile.

Credit Risk: Credit risk is the risk of loss of principal and interest as a result of a failure of a credit enhancement backing the HIT’s Mortgage Securities after a default on the underlying mortgage loan, a downgrading of the credit rating (or a perceived decline in creditworthiness) of an investment or the provider of the credit enhancement for an investment, or a decline in the value of assets underlying the mortgage loan.

Default Risk: There is a risk that borrowers may default under the mortgage loans that directly or indirectly secure the HIT’s Mortgage Securities or commercial mortgage-backed securities (“CMBS”). In the event of default, the HIT may experience a loss of principal and interest and any premium value on the related Mortgage Securities or CMBS. This risk may be lessened to the extent that the securities are guaranteed or insured by a third party, including an agency of the U.S. government.

Liquidity Risk: Markets for particular types of securities may experience issues with liquidity. That is, a lack of buyers at a particular time could negatively impact the value of a security during such period, even though over time the payment obligations under the security may be met. This is sometimes referred to as liquidity risk. Markets for some of the types of securities in which the HIT may invest have experienced liquidity issues in the past.

Leverage Risk: The use of some investment or investing techniques may have the effect of magnifying, or leveraging, the effect of small changes in an asset, index or market. The HIT does not leverage its portfolio through the use of borrowings or derivatives, but it may invest in forward commitments which may effectively add leverage to its portfolio.

HIT PAST PERFORMANCE

The bar chart below and the following table provide an indication of the risks of investing in the HIT by illustrating how returns can differ from one year to the next. The table also shows how the HIT’s average annual total returns for the one-, five-, and ten-year periods compared with those of a broad measure of market performance. The HIT’s past performance is not necessarily an indication of how the HIT will perform in the future. Updated performance information is available from the HIT’s website at www.aflcio-hit.com.

ANNUAL TOTAL RETURNS

(Calendar Years—Net of Operating Expenses)

During the ten-year period identified in the bar chart above, the highest return for a quarter was 4.29% (quarter ended June 30, 2002) and the lowest return for a quarter was -2.5% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	ONE YEAR	FIVE YEARS	TEN YEARS
AFL-CIO Housing Investment Trust	7.86%	6.45%	5.89%
Barclays Capital Aggregate Bond Index (reflects no deductions for fees or expenses)	7.84%	6.50%	5.78%

PORTFOLIO MANAGEMENT

The HIT’s portfolio is internally managed and has no external investment adviser.

Chang Suh, Executive Vice President and Chief Portfolio Manager of the HIT, is primarily responsible for the day-to-day management of the HIT’s portfolio. Mr. Suh has been Chief Portfolio Manager since 2003.

PURCHASE AND SALE OF UNITS

A minimum initial investment of $50,000 is required. There is no restriction on the amount of subsequent purchases.

Units of the HIT are redeemable. The HIT currently accepts and satisfies redemption requests on a monthly basis as of the last business day of each month. If you want to sell your Units, you must submit a redemption request to the HIT in writing and it must be received at the HIT offices at 2401 Pennsylvania Ave., N.W., Suite 200, Washington, DC 20037 at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15-day notice requirement.

TAX INFORMATION

The HIT intends to make distributions that may be taxed as ordinary income or capital gains, unless participants are tax-exempt.

OVERVIEW

The HIT is an open-end investment company, commonly called a mutual fund. The HIT’s Declaration of Trust (“Declaration of Trust”) permits the HIT’s Board of Trustees (the “Board”) to establish one or more additional, separate investment portfolios within the HIT. While the Board may exercise this authority as future market conditions warrant, the HIT currently operates a single portfolio and offers units of beneficial interest in the HIT (or “Units”) representing shares of that portfolio through this prospectus. More detailed information about the HIT is contained in the HIT’s Statement of Additional Information (“SAI”).

MORE ON THE HIT’S INVESTMENT OBJECTIVES, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The HIT’s investment objective is to generate competitive risk-adjusted total rates of return for its Participants by investing in fixed-income investments, primarily Mortgage Securities. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT focuses its investments in multifamily Mortgage Securities (including those that directly or indirectly finance new construction or rehabilitation of multifamily housing projects and healthcare facilities) and in Mortgage Securities backed by multifamily or single family loans. All on-site construction work financed through the HIT’s investments is required to be performed by 100% union labor. The Board has the authority to change the HIT’s investment objectives without Participant approval.

MORE ON PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENTS

Principal Investment Strategies

The investment strategy of the HIT is to construct and manage a portfolio that is composed primarily of Mortgage Securities, with higher yield, higher credit quality and similar interest rate risk versus the Barclays Aggregate. The HIT substitutes government and agency issued, guaranteed or insured multifamily MBS that have call protection for other securities in the Barclays Aggregate. Because government/agency multifamily MBS typically offer higher yields than comparable securities with similar credit and interest rate risk, the HIT expects to offer superior risk-adjusted returns. All securities in which the HIT invests must meet certain requirements described in detail in the Statement of Additional Information. Some types of these securities must meet certain standards of nationally recognized statistical rating organizations among other indicia of creditworthiness, all of which are set out in more detail later in this document and in the HIT’s Statement of Additional Information. The staff monitors the allocation to various sectors, such as single family MBS or U.S. Treasury issues, compared to the Barclays Aggregate and may adjust allocations by purchasing or selling securities. Relative value is the most important consideration undertaken by the HIT staff when deciding whether to buy or sell a specific security. Factors affecting relative value include price, yield, duration, convexity, option adjusted spread (“OAS”), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

Other principal investment strategies, pursued under normal conditions, are as follows:

•

To manage interest rate risk, the HIT’s policy is generally to maintain the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The effective duration of the Barclays Aggregate has ranged from approximately 3.50 to 5.25 and has averaged approximately 4.40 over the past seven years. The HIT regularly compares the effective duration of its portfolio to the effective duration of the Barclays Aggregate and sells and acquires securities in order to adjust its duration to remain within this range and thus remain effectively market neutral when compared to the Barclays Aggregate. The HIT does not employ interest rate anticipation strategies outside the narrow one-half year range.

•

To mitigate prepayment risk, the HIT typically negotiates prepayment restrictions for its investments in Mortgage Securities backed by multifamily real estate projects. Such prepayment restrictions, also known as “call protection,” can take the form of prepayment lockouts, prepayment premiums, yield maintenance premiums or a combination of the foregoing. As of December 31, 2011, 72.6% of the HIT’s portfolio possessed some form of call protection.

•

To reduce credit risk and generate current income, the HIT seeks to maximize the portion of its assets in investments insured by the Federal Housing Administration (“FHA”) or guaranteed by the Government National Mortgage Association (“Ginnie Mae”) or issued or guaranteed by Fannie Mae or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), directly or indirectly, to the extent that market conditions permit and consistent with its overall objectives.

•

The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For multifamily projects, including market-rate housing, low-income housing, housing for the elderly or handicapped, intermediate care facilities, assisted living facilities, nursing homes and other healthcare facilities (collectively, “Multifamily Projects”) to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage Securities to be delivered in the future. In periods of declining interest rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT. The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by Multifamily Projects by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the HIT usually requires a good faith deposit, payable when commitments for Mortgage Securities related to Multifamily Projects are issued. The HIT retains the deposit if any such investment is not delivered to it. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to it, or that the deposit will cover the lost value of any Mortgage Security not delivered as required.

Many of the Mortgage Securities in which the HIT invests are backed by mortgage loans for multifamily housing developments, which the HIT directly negotiates and structures to meet its requirements. In such cases, it may consider a number of factors in addition to its primary goal of obtaining competitive returns in order to enhance production of such Mortgage Securities or otherwise benefit the HIT. For example, the HIT may seek securities that finance projects that will enhance local community development efforts. It may also engage in targeted investment initiatives designed to increase activity in particular geographic regions or other segments of the housing sector. It may also seek assets with financial or other support from local or state governments, such as tax credits or subsidies, and/or assets tailored to the HIT’s risk and duration requirements.

Principal Investments

The HIT invests principally in the following types of securities:

Federally Insured or Guaranteed Mortgage Securities; Fannie Mae/Freddie Mac-Related Mortgage Securities; Other Mortgage-Backed Securities. The HIT invests primarily in these types of Mortgage Securities, which include:

•

Construction and permanent mortgage loans or mortgage-backed securities that are insured or guaranteed by the federal government or an agency of the federal government, including FHA, Ginnie Mae and the Department of Veterans Affairs, or interests in such mortgage loans or securities;

•

Securities that are secured by mortgage loans and/or securities insured or guaranteed by the federal government or an agency of the federal government and that are rated in one of the two highest categories by a nationally recognized statistical rating organization, including Real Estate Mortgage Investment Conduit Securities (“REMICS”), which are mortgage-backed securities collateralized by or representing an interest in a pool of mortgages or mortgage-backed securities;

•

Mortgage loans, securities or other obligations that are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae mortgage-backed securities, Freddie Mac participation certificates, and REMICS);

•	Securities that are backed by Fannie Mae or Freddie Mac and are rated in one of the two highest rating categories by a nationally recognized statistical rating organization when issued; and

•

Securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and are rated in the highest rating category by a nationally recognized statistical rating organization when issued.

The HIT intends to concentrate its investments in these types of Mortgage Securities to the extent that market conditions permit, consistent with the overall objectives of the HIT. The HIT may invest up to 100% of its assets in Mortgage Securities that meet these criteria, notwithstanding the fact that they may also share characteristics with the securities described below in which the HIT may invest only subject to limitations.

State/Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans for Projects That Have Evidence of Support from a State or Local Government; Loans to Investment Funds That Involve New Markets Tax Credit Transactions. The HIT may invest up to 30% of its assets in Mortgage Securities that are insured or guaranteed by state or local governments, state or local governmental entities or private entities that are rated A or better by a nationally recognized statistical rating organization; credit-enhanced bridge loans for federal low-income housing tax credit or federal rehabilitation tax credit projects; construction and/or permanent mortgage loans for projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), provided that any such investment meet certain underwriting criteria. In addition, certain of the investments in these categories are subject to caps, expressed as a maximum percentage of the HIT’s assets, as set forth below. Note that caps described in this section do not limit the HIT’s ability to invest in any asset that also meets the criteria of a different category of assets for which a cap does not apply.

Investments in the categories described in the immediately preceding paragraph include the following types of mortgage loans (as well as interests in and securities backed by these types of mortgage loans):

•

Construction and/or permanent mortgage loans that have certain credit enhancements from a state or local government (or an agency or instrumentality thereof), including state and local housing finance agencies;

•

Construction and/or permanent mortgage loans that are made by a state or local government entity or any other lender, as long as the loan (or securities backed by the loan) is secured by a cash escrow or a letter of credit, insurance or another form of guaranty issued by an entity that meets certain credit rating requirements;

•

Credit-enhanced bridge loans for housing projects, the owners of which are eligible to receive and have allocations or other rights to receive federal low-income housing tax credits or federal rehabilitation tax credits and which meet certain credit enhancement criteria. The total principal amount of the investments in this category outstanding from time to time may not exceed 5% of the value of all of the HIT’s assets; and

•

Construction and/or permanent mortgage loans for projects that have evidence of support from state or local governments; projects that have private credit-enhancements; or loans to certain investment funds which involve federal New Markets Tax Credit transactions, provided that the total principal amount of such investments outstanding from time to time shall not exceed 4% of the value of all of the HIT’s assets. Such loans must meet certain underwriting criteria or other additional requirements as set out in “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS” in the HIT’s SAI.

The HIT may also invest in state and local government credit enhanced Mortgage Securities or privately credit-enhanced Mortgage Securities that have any combination of the types of credit enhancement required for HIT investments, as long as 100% of the principal portion of the investment has an acceptable form of credit enhancement. Multiple forms of credit enhancement may be combined either concurrently or sequentially.

The Mortgage Securities described in this section will not typically be insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac. In addition, these Mortgage Securities do not have to be rated or ratable, although some of these Mortgage Securities must have credit enhancement provided by an entity having a rating that is equal to or better than a specified level.

For more information about these types of investments, including the underwriting and credit enhancement criteria that apply to each, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS – STATE/LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES” in the HIT’s SAI.

Other Securities. The HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the Federal Home Loan Banks (“FHLBs”), (iii) securities backed by Fannie Mae, Freddie Mac, or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating organization, and (iv) subject to a further limit of no more than 10% of the value of all of the HIT’s assets, CMBS, as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization at the time of acquisition (collectively, “Other Securities”).

CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans that fully amortize over their terms and the properties securing the mortgage loans that back the CMBS may also be subject to subordinate debt and/or mezzanine debt.

Short-Term Investments. Pending investment in Mortgage Securities or Other Securities the HIT’s assets may be held in various short-term instruments, including U.S. Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments that are liquid but that may or may not be secured by real estate or by federal guarantees or insurance (“Short-Term Investments”).

MORE ON PRINCIPAL INVESTMENT RISKS

As with any mutual fund, there can be no guarantee that the HIT will meet its objectives, or that the HIT’s returns will be positive over any period of time. This section contains a summary discussion of the primary risks that can affect the value of an investment in the HIT.

General Risk

The net asset value (“NAV”) of each Unit in the HIT reflects the fair market value of the HIT’s portfolio. The value of securities owned by the HIT may go up or down. If the value of securities owned by the HIT falls, the value of the portfolio and the resulting NAV of Units in the HIT will decline. The value of securities held by the HIT may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in certain markets or adverse investor sentiment. The recent global financial crisis and the subsequent economic weakness and uncertainties caused a significant decline in the value and liquidity of many securities and the disruption of markets. Unforeseen events may have significant effects that may lead to market turbulence and additional losses of value and liquidity. Adverse conditions may be prolonged and may not have the same impact on all types of securities. In addition, recently enacted legislation in the U.S. calls for changes to many aspects of financial regulation. The impact of the legislation on the financial markets and the practical implications for market participants may not be known for some time.

Interest Rate Risk

The value of the HIT’s portfolio, and the resulting NAV of the Units, will fluctuate, primarily in response to changing interest rates. Generally, when market interest rates rise, the NAV will fall and conversely, when market interest rates fall, the NAV will rise. If market interest rates rise above the interest rates on the HIT’s fixed-income securities, the value of those investments, and therefore the value of a Participant’s investment in the HIT, will fall below the principal amount of those investments. Participants who redeem Units at such times may suffer a loss.

As a risk mitigation strategy, the HIT periodically buys or sells portfolio investments in order to address fluctuations in the expected weighted average life of the portfolio, manage the duration of the portfolio and maintain a desirable level of portfolio diversification. Weighted average life is the average expected life of a security, taking into account the maturity, amortization and likelihood of prepayment of the security. Duration is a risk measure used to express the price (value) sensitivity of a fixed-income security as it relates to changes in the general level of interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of the projected cash flows generated by the security over its life. Duration is calculated by discounting the future interest and principal payments to reflect their present value and then multiplying such payments by the number of years they are expected to be received to produce a value expressed in years. Effective duration takes into account call features and prepayment expectations that may shorten or extend the expected life of a security. There is no assurance that the HIT’s risk mitigation strategy will be effective.

Prepayment and Extension Risk

Falling market interest rates generally cause the value of the HIT’s Mortgage Securities and Other Securities to rise. However, unlike most other fixed-income investments, falling market interest rate environments may also result in downward pressures on the value of the HIT’s Mortgage Securities or CMBS if these securities are not subject to prepayment protections, because borrowers tend to refinance in that environment. The reduction of principal on high-yielding Mortgage Securities or CMBS as a result of refinancing and the reinvestment of proceeds at lower interest rates can reduce the potential increase in the value of Mortgage Securities or CMBS which might otherwise occur in response to falling interest rates, reduce the yield on Mortgage Securities or CMBS, and cause values of Mortgage Securities or CMBS to fall below what the HIT paid for them, resulting in an unrealized loss. Any of these events could cause a decrease in the HIT’s income and/or Unit price. As described above, the HIT negotiates forms of prepayment restrictions on its Mortgage Securities backed by Multifamily Projects to mitigate this risk. There is no assurance that the HIT’s risk mitigation strategy will be effective.

When market interest rates rise above the interest rates of HIT investments, the prepayment rate of the mortgage loans backing the HIT’s Mortgage Securities or CMBS may decrease, causing the average maturity of HIT investments to lengthen. This may increase the HIT portfolio’s sensitivity to rising rates and the potential for the value of the portfolio to decline.

Economic conditions may also affect prepayment and extension risk for Mortgage Securities in directions that may not be predictable. While the HIT does not invest in Mortgage Securities backed by subprime loans, many borrowers of non-subprime loans have also been adversely impacted by recent economic events. Certain of these events, such as a trend toward tighter underwriting requirements and a decline in property values, may have reduced the likelihood of prepayment impacts on Mortgage Securities. Other events, including higher default and foreclosure rates (which could be related to a decline in property values) and mortgage refinance, modification and loss mitigation programs, may have resulted in higher than expected rates of repurchase of the loans backing these Mortgage Securities by mortgage originators or servicers, all of which may have had the same effect as if the mortgage loans had been prepaid more quickly than anticipated.

Credit Risk

Credit risk is the risk of loss of principal and interest as a result of a failure of a credit enhancement backing the HIT’s Mortgage Securities after a default on the underlying mortgage loan, a downgrading of the credit rating of an investment (or a perceived decline in creditworthiness) or the provider of the credit enhancement for an investment, or a decline in the value of assets underlying the mortgage loan.

The HIT’s assets are primarily invested in securities that are issued, guaranteed or insured by the U.S. government, Fannie Mae, Freddie Mac or the FHLBs. As of December 31, 2011, approximately 93.4% of the HIT’s assets (excluding cash) were issued, guaranteed or insured by the U.S. government, Fannie Mae, Freddie Mac or the FHLBs. Fannie Mae, Freddie Mac and the FHLBs are privately-owned government-sponsored enterprises and their obligations are not directly backed by the U.S. government. However, in September 2008, the U.S. government took Fannie Mae and Freddie Mac into conservatorship. As conservator, the Federal Housing Finance Agency (“FHFA”) has the authority to transfer any of Fannie Mae’s or Freddie Mac’s assets or liabilities, including their guaranties, without the approval of any other party, including any holder of Mortgage Securities guaranteed by Fannie Mae or Freddie Mac. To date, the FHFA has not publicly announced any intention to transfer any of Fannie Mae’s or Freddie Mac’s guaranties to another party. In addition, Fannie Mae, Freddie Mac and the FHLBs may borrow funds from the U.S. Treasury. In late December 2009, the U.S. Treasury Department committed to cover all losses of Fannie Mae and Freddie Mac through 2012. Under this commitment, the last request for funding for any capital deficiencies for 2012 operations would be payable on March 31, 2013. Past that date, Fannie Mae would still have access to $123.8 billion and Freddie Mac to $148.3 billion (less any positive equity as of December 31, 2012 in each case) that would still be funded by the U.S. government on an indefinite basis. If FHFA were to become either entity’s receiver it could exercise certain powers that could adversely affect the holders of Mortgage Securities guaranteed by such entity, as described in more detail under “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS — RISK FACTORS — 12. Risks Related to Fannie Mae and Freddie Mac Investments” in the HIT’s SAI.

Although the federal government has taken steps intended to stabilize the support of Fannie Mae and Freddie Mac and provided funds to meet their obligations and operate their businesses, there can be no assurance that the federal government will continue to do so beyond dates mentioned above or that it will not change the terms of its obligations.

To the extent credit enhancement for the HIT’s Mortgage Securities is provided by private entities or state or local governments or agencies or instrumentalities of state or local governments, there is a risk that, in the event of a default on the underlying mortgage loan, the insurer/guarantor will not be able to meet its insurance or guaranty obligations. Up to 30% of the HIT’s assets may be invested in Mortgage Securities that have credit enhancement provided by such entities, or have evidence of support by a state or local government or agency or instrumentality thereof. The Declaration of Trust generally imposes certain rating requirements on the entities providing such credit enhancement, but the investments themselves do not have to be rated or ratable.

Ratings are only the opinions of the companies issuing them and are not guarantees as to quality. There is no assurance that a rated credit enhancement provider will retain the required rating level for the life of the investment. Instead, as is the case with any rating, the rating could be revised downward or withdrawn entirely at any time by the rating entity that issued it. A rating downgrade or the withdrawal of a rating may indicate an increase in the risk of default by the credit enhancement provider in the event of a default on the related asset and may also result in a reduction in the value of the investment and/or render it illiquid. Rating organizations have tended to issue ratings reflecting lower credit quality based on perceptions of risk in recent years. Whether an investment, or provider of the credit enhancement, meets the required credit rating is determined at the time of purchase. The HIT is not required to dispose of any asset solely because the rating of any entity providing credit enhancement for such investment has been downgraded or withdrawn, even if the HIT would not have been authorized to acquire such asset had the reduced rating been in effect at the time the HIT acquired such asset. For more information on these rating requirements, see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS – STATE/LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES” in the HIT’s SAI.

As noted above, the HIT may invest a limited portion of its assets in Mortgage Securities that are not rated or credit-enhanced. A rating does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the rating agency, but ratings do provide a prospective investor with some indication that the proposed structure and revenue analysis for the investment satisfy the rating agency’s internal criteria for the applicable rating. Unrated investments may also be less liquid than rated investments. Recent markets events have caused some to question the extent to which one can rely on ratings.

CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or any other firm or entity. Instead, a CMBS offering will consist of several different classes or “tranches” of securities, which have varying exposure to default. The credit risk with respect to CMBS is risk that the level of defaults on the underlying mortgage loans may be severe enough to result in shortfalls in the payments due to the particular tranche of the CMBS in which the HIT has invested. The HIT may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization at the time the CMBS is acquired (e.g., AAA or Aaa), which should have the lowest credit risk within the offering. Again, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

Default Risk

There is a risk that borrowers may default under the mortgage loans that directly or indirectly secure the HIT’s Mortgage Securities or CMBS. In the event of default, the HIT may experience a loss of principal and interest on the related Mortgage Securities or CMBS. The HIT seeks to minimize the risk of default by seeking in most cases to invest in credit enhanced Mortgage Securities. Notwithstanding the credit enhancement protection, the HIT may experience losses in the event of defaults under the loans that directly or indirectly back the HIT’s Mortgage Securities or CMBS. In addition, credit enhancements extend only to the face amount of the security and not to any premium in the price or value of such securities.

As of December 31, 2011, 93.5% of the HIT’s assets were directly or indirectly insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae, Freddie Mac or the FHLBs or were in cash, Short-Term Investments or U.S. Treasury securities. In addition, almost all of the HIT’s other Mortgage Securities have some form of credit enhancement to help protect against losses in the event of default. Notwithstanding the credit enhancement protection, the HIT may experience losses in the event of defaults under the loans that directly or indirectly back the HIT’s Mortgage Securities. Some forms of credit enhancement, including Ginnie Mae, Fannie Mae and Freddie Mac guarantees, may eliminate the risk of loss of principal and interest on the Mortgage Securities if honored in accordance with their terms. Mortgage Securities backed by Ginnie Mae bear the full faith and credit of the U.S. government. As of December 31, 2011, approximately 30.8% of the HIT’s portfolio was backed by Ginnie Mae, which guarantees 100% reimbursement of the principal and interest on its Mortgage Securities. Credit enhancement by Ginnie Mae mitigates the risk of loss of principal and interest on the Mortgage Securities. Other forms of credit enhancement, including Fannie Mae and Freddie Mac guarantees, would mitigate the risk of loss of principal and interest on the Mortgage Securities if honored in accordance with their terms. As of December 31, 2011, approximately 51.1% of the HIT’s assets were issued or guaranteed by Fannie Mae or Freddie Mac. Mortgage Securities backed by Fannie Mae or Freddie Mac are not insured or guaranteed by the U.S. government, any government agency or any other firm or entity. However, in late December 2009, the U.S. Treasury Department committed to cover all losses of Fannie Mae and Freddie Mac through 2012 and losses up to the amounts detailed under the description of Credit Risk above thereafter.

Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable in accordance with its mortgage insurance program.

To the extent guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact on the HIT’s portfolio of any default on a mortgage loan securing a Mortgage Security will be the premature liquidation of the relevant loan and the related Mortgage Security and the loss of any premium in the value of such Mortgage Security. An investment in the HIT is not insured by the federal government, any government agency, Fannie Mae, Freddie Mac, the FHLBs or any other firm or entity.

If a state or local government entity or private entity providing credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default of the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. In the case of Mortgage Securities backed by nursing home, assisted living or other health-care facilities, economic performance may also be affected by state and federal laws and regulations affecting the operation of the underlying facility, as well as state and federal reimbursement programs and delays or reductions in reimbursements. The very small portion of the HIT’s Mortgage Securities with no form of credit enhancement will be subject to all the risks inherent in investing in loans secured by real estate.

During the five years ended on December 31, 2011, the HIT realized losses of $82,897 because of defaults.

The HIT also seeks to minimize the risk of default with respect to mortgage loans securing CMBS by investing only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization at the time of acquisition. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. For more information about real estate-related risks and potential losses, see “RISK FACTORS - Real Estate–Related Risks” and “RISK FACTORS – Defaults on Loans” in the SAI.

Liquidity Risk

Markets for particular types of securities may experience liquidity issues. That is, a lack of buyers at a particular time could negatively impact the value of a security during such period, even though over time the payment obligations under the security may be met. This is sometimes referred to as liquidity risk. If the HIT is forced to sell an illiquid asset to meet redemption or other cash needs, the HIT may be forced to sell at a loss. Markets for some of the types of securities in which the HIT may invest have experienced liquidity issues in the past.

Leverage Risk

Leverage risk occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. As noted above, the HIT may invest in forward commitments (and is permitted to invest in Total Return Swap (“TRS”) Contracts), which may effectively add leverage to the HIT’s portfolio. Forward commitments may add leverage because the HIT would be subject to potential compound losses on the asset that it is committed to purchase and on the assets that it holds pending that purchase. Investments in TRS Contracts are not a principal investment strategy, but if entered into, they may add leverage because, in addition to its total net assets, the HIT would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the HIT to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another. To date the HIT has not entered into any TRS Contracts.

For more information about the risks of an investment in the HIT, please see “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS – RISK FACTORS” in the SAI.

Portfolio Holdings

A description of the HIT’s policies and procedures with respect to the disclosure of the HIT’s portfolio securities is available under “DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS – Disclosure of Portfolio Holdings” in the SAI.

BUYING AND SELLING UNITS IN THE HIT

ELIGIBLE INVESTORS

Only “Labor Organizations” and “Eligible Pension Plans” may purchase Units in the HIT. Pursuant to the Declaration of Trust, a “Labor Organization” is an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment. The term also includes any employee benefit plan (such as a voluntary employee beneficiary association (VEBA)) that benefits the members of such a Labor Organization or any other organization that is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization.

Pursuant to the Declaration of Trust, “Eligible Pension Plans” means certain plans which have beneficiaries who are represented by a Labor Organization and which are managed without the direct intervention of the beneficiaries. These include pension plans constituting qualified trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), governmental plans within the meaning of Section 414(d) of the Code, and master trusts that hold assets of at least one such pension plan or governmental plan. These also include non-United States pension or retirement programs, including those in Canada and the European Union, that are similar to U.S. state or local governmental plans or that are subject to regulations that are similar in purpose and intent to the Employees Retirement Income Security Act of 1974, as amended.

For more information about the eligible investors in the HIT, please see “PARTICIPANT UNITS – ELIGIBLE PARTICIPANTS” in the SAI.

To inquire about the purchase or sale of Units in the HIT, contact the HIT at the address and telephone number on the back cover of this prospectus.

PURCHASING AND PRICING UNITS

Units in the HIT may be purchased only from the HIT. A minimum initial investment of $50,000 is required. Whole or fractional Units may be purchased. Units may only be purchased as of the last business day of each month (the “purchase date”). The HIT defines “business day” as a day on which the major bond markets in New York are open. Each purchase order will be processed and priced as of the last business day of the month in which it is received. You must remit your purchase order and the required payment for your Units to the HIT’s transfer agent by check or wire transfer for receipt by the transfer agent no later than 4:00 p.m. Eastern Time on the actual purchase date. All purchase payments received prior to the actual purchase date will be held in one or more short-term investment vehicles provided by the transfer agent, as directed by the Participant, until the actual purchase date. A copy of the participation form that must accompany your purchase payment is available from the HIT at no charge upon request. All Units are sold without any sales charge (load) or commission. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order or suspend or modify the sale of Units.

The price of all Units purchased will be equal to their net asset value (“NAV”) as of the close of business of the major bond markets in New York (normally 4:00 p.m. Eastern Time) on the last business day of each month. The major bond markets in New York are closed on certain holidays listed in the SAI. The NAV is calculated by dividing the total value of the HIT (the value of all of the HIT’s assets minus all of the HIT’s liabilities) by the total number of Units outstanding on the date of calculation. The HIT calculates the NAV of the Units only as of the last business day of each month.

The HIT uses market quotations provided through its fund accountant to value the HIT’s assets for which there are readily available market quotations. These values are checked for reasonableness by the HIT staff. The HIT’s assets for which there are no readily available market quotations are valued at fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. The HIT has also retained an independent firm to determine the fair value of such securities. This process ensures that the valuation of the assets in the HIT’s portfolio accurately reflects the fair value of each investment, based on its unique characteristics. The fair value of a security is the amount, as determined in good faith, that the HIT reasonably expects to receive upon a current sale of the security. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using its own fair value methodologies to price the same securities. There can be no guarantee that the HIT could obtain the value assigned to a security if it were to sell the security at approximately the time at which its net asset value is determined by the HIT.

In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based, for example, on any material impairments in value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such HIT adjustments must be reviewed and approved by the independent valuation firm prior to incorporation into the NAV. Short-Term Investments are valued at amortized cost, which constitutes fair value under the procedures adopted by the Board of Trustees.

For more information on the valuation methodology the HIT uses, see “VALUATION OF UNITS” in the SAI.

SELLING OR REDEEMING UNITS

The HIT has been granted an exemption by the SEC permitting it to value its assets and accept redemption requests on a quarterly basis. However, the HIT currently accepts and satisfies redemption requests on a monthly basis as of the last business day of each month. You may not sell or transfer your Units to anyone other than the HIT and you may not pledge your Units. You may redeem whole or fractional Units. If you want to sell your Units, you must submit a redemption request to the HIT by signed writing and it must be received on a business day at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15 day notice requirement. Absent a waiver, redemption requests received less than 15 days before the last business day of the month will be processed as of the last business day of the following month. You may submit redemption requests by facsimile.

The HIT will redeem Units, without charge, at their NAV calculated as of the last business day of the applicable month. It usually takes five business days to calculate the HIT’s NAV after the last business day of the month. The proceeds of any redemption request will be paid to redeeming Participants by check or wire transfer as soon as practicable beginning on the first day after the last business day of the month, but no later than seven business days after the last business day of the month.

If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

As described above, pursuant to an exemption granted by the SEC, the HIT accepts purchase and redemption requests and prices its portfolio monthly. Accordingly, there is virtually no risk that Participants can engage in frequent purchases and redemptions of Units in a manner that would affect the interests of other Participants. Because of this extremely low risk, the Board of Trustees has not found it necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Units by Participants.

DISTRIBUTION CHARGES (RULE 12b-1 FEES)

The HIT has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay for the sale and distribution of its Units in an amount equal to the greater of $600,000 per fiscal year or 0.05% of the HIT’s average net assets on an annualized basis per fiscal year. For the year ended December 31, 2011, these distribution fees were $480,194, representing 0.01% of the HIT’s average net assets. The HIT expects that its distribution fees will not exceed $600,000 for calendar year 2012. The expenses covered by the HIT’s distribution fees primarily include, without limitation, the costs associated with the printing and mailing of prospectuses to prospective investors in the HIT, compensation of sales personnel (salaries plus fringe benefits), travel and meeting expenses, office supplies, consulting fees and expenses, and expenses for printing and mailing of sales literature. Any change in the Rule 12b-1 Distribution Plan that materially increases the amount of distribution fees to be paid by the HIT requires the approval of the holders of a majority of the HIT’s outstanding Units.

Because distribution fees are paid out of the HIT’s net assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MANAGEMENT AND STRUCTURE

MANAGEMENT

The HIT’s portfolio is internally managed and has no external investment adviser. Management of the HIT’s portfolio is conducted by the Portfolio Management Group and the Portfolio Management Committee. The

Portfolio Management Group is responsible for the day-to-day management of the HIT’s portfolio, including managing the portfolio to maintain a risk profile similar to the Barclays Capital Aggregate Bond Index. The Portfolio Management Committee, composed of senior HIT staff, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.

Chang Suh, Executive Vice President/Chief Portfolio Manager, is primarily responsible for the day-to-day management of the HIT’s portfolio. Mr. Suh has served as Chief Portfolio Manager at the HIT since March 2003 and as an Executive Vice President since November 2004. Prior to March 2003, Mr. Suh served the HIT as Assistant Portfolio Manager from 2001 through 2003, and as Senior Portfolio Analyst from 1998 through 2001.

The SAI provides information about the structure of Mr. Suh’s compensation. Mr. Suh manages no other accounts. As a private individual, Mr. Suh is not eligible to invest in, and has no ownership interest in, the HIT.

The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT staff to ensure that they meet the risk and return requirements of the HIT. The Investment Committee is comprised of senior HIT staff. Any proposed single investment or transaction that exceeds $50 million requires the approval of the Executive Committee of the Board of Trustees.

HIT STRUCTURE

The HIT is organized in the District of Columbia as a common law business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company (or mutual fund). Because the HIT is internally managed, all of the officers and employees who oversee the management of the HIT are employees of the HIT.

The majority of jurisdictions in the United States recognize a trust such as the HIT as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries are not liable for the debts or other obligations of a business trust. A few jurisdictions do not recognize “business trusts” as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT will not exclude otherwise eligible investors in such jurisdictions from investing in Units.

It is the practice of the HIT to require that every written contract that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract which contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT’s assets and insurance were not adequate to satisfy the claims.

OTHER

From time to time, the HIT may make contributions or other payments to organizations that promote the production of housing, the labor movement or charitable activities. Some of these payments, such as the purchase of an advertisement at a sponsored event, are included in the expenses covered under the HIT’s Rule 12b-1 Plan. In the fiscal year ended December 31, 2011, these contributions and payments totaled approximately $182,914, of which approximately $16,764 was included as a Rule 12b-1 expense.

DISTRIBUTIONS AND TAXES

The HIT distributes net income monthly and any capital gains at the end of each fiscal year. Participants may elect to receive these distributions in cash or have them reinvested in additional Units.

The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a result, the HIT is not required to pay federal income tax on income and net capital gains distributed to Participants. Participation in the HIT is limited to certain Labor Organizations and Eligible

Pension Plans that provide evidence to the HIT that they are exempt from federal income taxation. Tax-exempt organizations are subject to tax on unrelated business income.

The foregoing is a summary of some of the important federal income tax considerations affecting Participants and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Units. Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax. The HIT has not and will not make any determination as to the tax-exempt status of any Participant.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the HIT’s financial performance for the past five years. Certain information reflects financial results for a single Unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the HIT (assuming reinvestment of all income and distributions). The information provided below has been audited by Ernst & Young LLP, the HIT’s independent registered public accounting firm, whose report, along with the financial statements and related notes (which are incorporated by reference into this prospectus) appear in the HIT’s Annual Report to Participants. The Annual Report is available upon request and on the HIT’s web site at www.aflcio-hit.com.

Financial Highlights

	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007
Net Asset Value Per Unit, Beginning of Period	$1,133.82	$1,114.72	$1,098.48	$1,097.01	$1,081.27
Income from Investment Operations:
Net Investment Income	43.58 *	47.27 *	50.68 *	53.64 *	52.72
Net Gains (Losses) on Investments – Realized & Unrealized	43.81	20.75	17.15	1.91	17.54

Total Income from Investment Operations	87.39	68.02	67.83	55.55	70.26

Less Distributions from:
Net Investment Income	(45.52)	(48.92)	(51.59)	(54.08)	(54.52)
Net Realized Gains on Investments	(5.48)	—	—	—	—

Total Distributions	(51.00)	(48.92)	(51.59)	(54.08)	(54.52)

Net Asset Value Per Unit, End of Period	$1,170.21	$1,133.82	$1,114.72	$1,098.48	$1,097.01

Total Return (Net of Operating Expenses)	7.86%	6.16%	6.28%	5.25%	6.70%

*	The average shares outstanding method has been applied for this per share information.

Ratios/Supplemental Data

(dollars in thousands)

	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007
Net Assets, End of Period	$4,262,471	$3,889,839	$3,623,437	$3,467,603	$3,716,773
Ratio of Expenses to Average Net Assets	0.44%	0.44%	0.43%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	3.8%	4.1%	4.5%	5.0%	5.0%
Portfolio Turnover Rate	33.9%	42.2%	28.5%	23.8%	42.1%

AFL-CIO

HOUSING INVESTMENT TRUST

Please read this prospectus before you invest in the HIT and keep it for future reference. For further information, please refer to the following:

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) that includes additional information about the HIT has been filed with the SEC. The SAI is incorporated by reference into and is legally considered to be part of this prospectus. No other information is incorporated by reference into this prospectus. The SAI may be obtained as provided below.

ANNUAL AND SEMI-ANNUAL REPORTS TO PARTICIPANTS

Additional information about the HIT’s investments is available in the HIT’s Annual and Semi-Annual Reports to Participants. In the HIT’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the HIT’s performance during its last fiscal year. A copy of the most recent Annual and Semi-Annual Report may be obtained as provided below.

CONTACT THE HIT

The SAI and the HIT’s Annual and Semi-Annual Reports are available upon request, without charge, from our headquarters and also posted on the HIT website. Please contact the HIT to request the SAI, the Annual or Semi-Annual Reports to Participants, or to make inquiries about the HIT as follows:

By Telephone:	Collect at 202-331-8055

In Writing:	Marketing Department
AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037

Website address:	www.aflcio-hit.com

SECURITIES AND EXCHANGE COMMISSION

Information about the HIT (including the SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Annual and Semi-Annual Reports to Participants and other information about the HIT are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act File #811-03493.